[MassMutual Financial Group Letterhead Appears Here]

September 8, 2008

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	MML Bay State Variable Life Separate Account I
File No. 811-03542, CIK 000705189, Series S000010878
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), MML Bay State Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the semiannual report for the following underlying management investment companies: American Century Variable Portfolios, Inc., Variable Insurance Products Fund II, MML Series Investment Fund, MML Series Investment Fund II, Oppenheimer Variable Account Funds and T. Rowe Price Equity Series, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following June 30, 2008 semiannual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Series	Class	Date Filed
American Century Variable Portfolios, Inc.	0000814680
American Century® VP Income & Growth Fund (Class I)		S000006713	C000018264	8/22/2008
Variable Insurance Products Fund II	0000831016
Fidelity® VIP Contrafund® Portfolio (Initial Class)		S000007724	C000021005	8/25/2008
MML Series Investment Fund	0000067160
MML Equity Index Fund (Class II)		S000003823	C000010672	9/2/2008
MML Series Investment Fund II	0001317146
MML Blend Fund		S000003830	C000010686	9/2/2008
MML Equity Fund		S000003832	C000010688	9/2/2008
MML Managed Bond Fund		S000003834	C000010690	9/2/2008
MML Money Market Fund		S000003835	C000010691	9/2/2008
MML Small Cap Equity Fund		S000003836	C000010692	9/2/2008
Oppenheimer Variable Account Funds	0000752737
Oppenheimer Capital Appreciation Fund/VA (Non-Service)		S000010334	C000028592	9/4/2008
Oppenheimer Global Securities Fund/VA (Non-Service)		S000010336	C000028596	9/4/2008
Oppenheimer MidCap Fund/VA (Non-Service)		S000010333	C000028590	8/26/2008
Oppenheimer Strategic Bond Fund/VA (Non-Service)		S000010341	C000028606	9/4/2008

RE:	MML Bay State Variable Life Separate Account I
File No. 811-03542, CIK 000705189, Series S000010878
Rule 30b2-1 Filing

T. Rowe Price Equity Series, Inc.	0000918294
T. Rowe Price Mid-Cap Growth Portfolio		S000002080	C000005443	8/27/2008

Additionally, the binder covers listing all funds we offer and owner letter are included with this filing.

Very truly yours,

/s/ JO-ANNE RANKIN
Jo-Anne Rankin
Vice President